UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act OF 1934

Date of Report (Date of earliest event reported): July 23, 2003

ATLAS MINERALS INC.

(Exact name of Registrant as specified in its Charter)

                                       COLORADO

                                 1-02714

84-1533604

                                         (State or other jurisdiction of

           (Commission                   (I.R.S. Employer

                                         incorporation or organization)

           (File Number)

(Identification No.)

Suite 205, 10920 West Alameda Avenue, Lakewood, Colorado

80226

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (303)-292-1299

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements

The consolidated balance sheet of Western Gold Resources, Inc. (a development stage company) and its subsidiaries as of December 31, 2002 and the related consolidated statements of operations, cash flows and stockholders’ equity for each of years in the two-year period then ended and the period from January 4, 1994 (inception) through December 31, 2002, are attached hereto as Exhibit 99.1.

(b)

Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations of Atlas Minerals Inc. for the year ended December 31, 2002 and the six months ended June 30, 2003, is attached hereto as Exhibit 99.2.

(c)

Exhibits

Item

Title

99.1

Western Gold Resources, Inc. – Consolidated Financial Statements.

99.2

Atlas Minerals Inc. – Unaudited Pro Forma Condensed Consolidated Statement of Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATLAS MINERALS INC.

(Registrant)

Date: October 6, 2003

By

/s/ Gary E. Davis

Gary E. Davis

Corporate Secretary